Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Barfresh Food Group Inc., a Delaware corporation, on Form 10-K for the year ended March 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I, Arnold Tinter, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 7, 2015

By:	/s/ Arnold Tinter
Name:	Arnold Tinter
Title:	Principal Financial Officer